UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020

ShotSpotter, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38107	47-0949915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7979 Gateway Blvd., Suite 210 Newark, California		94560
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 794-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005 per share	SSTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.

Amendment

This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by ShotSpotter, Inc. (“ShotSpotter”) on November 24, 2020 (the “Current Report”) disclosing that ShotSpotter had completed its previously announced acquisition of LEEDS, LLC, a New Jersey limited liability company (“LEEDS”), pursuant to the terms of a Membership Interest Purchase Agreement, dated as of November 4, 2020, by and among ShotSpotter, LEEDS, and Jorge Abrantes and Daniel Leston.

The Amendment is being filed solely for the purpose of including the historical audited and unaudited financial statements of LEEDS and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from initially-filed report in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. The audited financial statements of LEEDS as of and for the year ended December 31, 2019 are filed herewith as Exhibit 99.1.
(b)	Financial statements of businesses acquired. The unaudited financial statements of LEEDS as of and for the period ended September 30, 2019 are filed herewith as Exhibit 99.2.
(c)

Pro forma financial information. The unaudited pro forma combined financial information of ShotSpotter and LEEDS as of and for the period ended September 30, 2020 and for the year ended December 31, 2019 are filed herewith as Exhibit 99.3.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Baker Tilly US, LLP
99.1	Audited financial statements of LEEDS as of and for the year ended December 31, 2019
99.2	Unaudited financial statements of LEEDS as of and for the period ended September 30, 2020
99.3	Unaudited pro forma combined financial information of ShotSpotter and LEEDS as of and for the period ended September 30, 2020 and for the year ended December 31, 2019
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ShotSpotter, Inc.

Date: February 5, 2021	By:	/s/ Ralph A. Clark
Ralph A. Clark
President and Chief Executive Officer

3